                                  EXHIBIT 6(c)


           Amended Schedules A, B and D to the Distribution Agreement

                                                           Dated: ________, 1998

                               FORM OF SCHEDULE A
                      TO THE DISTRIBUTION AGREEMENT BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                            BISYS FUND SERVICES, INC.
                               DATED JULY 16, 1997

        NAME OF FUND
-----------------------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Bond Fund
AmSouth Limited Maturity Fund
AmSouth Municipal Bond Fund
AmSouth Balanced Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund
AmSouth Enhanced Market Fund
AmSouth Large Cap Growth Fund

                                         AMSOUTH MUTUAL FUNDS

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP

                                         By:  BISYS Fund Services, Inc.
                                                  General Partner

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                                     Dated: ____________, 1998

                               FORM OF SCHEDULE B
                      TO THE DISTRIBUTION AGREEMENT BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                            BISYS FUND SERVICES, INC.
                               DATED JULY 16, 1997

Servicing Plan Funds

Classic Shares of the AmSouth Prime Obligations Fund
Classic Shares of the AmSouth U.S. Treasury Fund
Classic Shares of the AmSouth Tax Exempt Fund
Classic Shares of the AmSouth Equity Fund
Classic Shares of the AmSouth Regional Equity Fund
Classic Shares of the AmSouth Bond Fund
Classic Shares of the AmSouth Limited Maturity Fund
Classic Shares of the AmSouth Municipal Bond Fund
Classic Shares of the AmSouth Balanced Fund
Classic Shares of the AmSouth Government Income Fund
Classic Shares of the AmSouth Florida Tax-Free Fund
Classic Shares of the AmSouth Capital Growth Fund
Classic Shares of the AmSouth Small Cap Fund
Classic Shares of the AmSouth Equity Income Fund
Classic Shares of the AmSouth Enhanced Market Fund
Classic Shares of the AmSouth Large Cap Growth Fund

Distribution Plan Funds

Class B Shares of the AmSouth Prime Obligations Fund
Class B Shares of the AmSouth Equity Fund
Class B Shares of the AmSouth Regional Equity Fund
Class B Shares of the AmSouth Bond Fund
Class B Shares of the AmSouth Limited Maturity Fund
Class B Shares of the AmSouth Municipal Bond Fund
Class B Shares of the AmSouth Balanced Fund
Class B Shares of the AmSouth Government Income Fund
Class B Shares of the AmSouth Florida Tax-Free Fund
Class B Shares of the AmSouth Capital Growth Fund
Class B Shares of the AmSouth Small Cap Fund
Class B Shares of the AmSouth Equity Income Fund
Class B Shares of the AmSouth Enhanced Market Fund
Class B Shares of the AmSouth Large Cap Growth Fund
Class II Shares of the AmSouth Institutional Prime Obligations Fund Class III Shares of the AmSouth Institutional Prime Obligations Fund

Class II Shares of the AmSouth Institutional U.S. Treasury Fund
Class III Shares of the AmSouth Institutional U.S. Treasury Fund



                                         AMSOUTH MUTUAL FUNDS


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP

                                         By:  BISYS Fund Services, Inc.
                                                General Partner

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                                       Dated: __________, 1998

                               FORM OF SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                            BISYS FUND SERVICES, INC.
                               DATED JULY 16, 1997


Class B Shares of the AmSouth
  Prime Obligations Fund

Class B Shares of the AmSouth
  Equity Fund

Class B Shares of the AmSouth
  Regional Equity Fund

Class B Shares of the AmSouth
  Bond Fund

Class B Shares of the AmSouth
  Limited Maturity Fund

Class B Shares of the AmSouth
  Municipal Bond Fund

Class B Shares of the AmSouth
  Balanced Fund

Class B Shares of the AmSouth
  Government Income Fund

Class B Shares of the AmSouth
  Florida Tax-Free Fund

Class B Shares of the AmSouth
  Capital Growth Fund

Class B Shares of the AmSouth
  Small Cap Fund

Class B Shares of the AmSouth
  Equity Income Fund

Class B Shares of the AmSouth
  Enhanced Market Fund

Class B Shares of the AmSouth
  Large Cap Growth Fund

Class II Shares of the AmSouth
  Institutional Prime Obligations Fund

Class III Shares of the AmSouth
  Institutional Prime Obligations Fund

Class II Shares of the AmSouth
  Institutional U.S. Treasury Fund

Class III Shares of the AmSouth
  Institutional U.S. Treasury Fund


                                         AMSOUTH MUTUAL FUNDS

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP

                                         By:  BISYS Fund Services, Inc.
                                                General Partner

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------





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